UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2009
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

727 North Bank Lane
Lake Forest, Illinois	60045
(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On September 11, 2009 FIFC Premium Funding I, LLC (the “Issuer”), closed on the sale of $600,000,000 aggregate principal amount of its Series 2009-A Premium Finance Asset Backed Notes, Class A (the “Notes”). The Notes were issued in a securitization transaction sponsored by First Insurance Funding Corp. (“FIFC”), an indirect subsidiary of Wintrust Financial Corporation (“Wintrust” or the “Company”).
          The Notes bear interest at an annual rate equal to one-month LIBOR plus 1.45% and have an expected average term of 2.93 years; provided, however, that the entire unpaid balance of the Notes shall be due and payable in full on February 17, 2014. At the time of issuance, the Notes were eligible collateral under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility (“TALF”). The Notes are rated Aaa by Moody’s and AAA by Standard & Poor’s. The Issuer’s obligations under the Notes are secured by revolving loans made to buyers of property and casualty insurance policies to finance the related premiums payable by the buyers to the insurance companies for the policies. The premium finance loans will be transferred from time to time by FIFC to FIFC Funding, I LLC (the “Depositor”) and by the Depositor to the Issuer.
          The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws and may not be offered or sold in the United States without registration under the Securities Act or any applicable exemption from registration. The Notes were sold in a private placement to qualified institutional buyers only pursuant to an exemption under Rule 144A of the Securities Act. The Notes are restricted securities and may only be resold to qualified institutional buyers in a transaction meeting the requirements of Rule 144A and may not otherwise be reoffered, resold, pledged or otherwise transferred. Nothing in this report on Form 8-K shall be construed to constitute an offer, solicitation or sale of the Notes in any state in which such offer, solicitation or sale would be unlawful.

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FORWARD-LOOKING STATEMENTS
          This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Forward-looking information in this document can be identified through the use of words such as “may,” “will,” “intend,” “plan,” “project,” “expect,” “anticipate,” “should,” “would,” “believe,” “estimate,” “contemplate,” “possible,” and “point.” The forward-looking information is premised on many factors, some of which are outlined below. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s projected growth, anticipated improvements in earnings, earnings per share and other financial performance measures, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial results of condition from expected developments or events, the Company’s business and growth strategies, including anticipated internal growth, plans to form additional de novo banks and to open new branch offices, and to pursue additional potential development or acquisitions of banks, wealth management entities or specialty finance businesses. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:
•	Competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services).

•	Changes in the interest rate environment, which may influence, among other things, the growth of loans and deposits, the quality of the Company’s loan portfolio, the pricing of loans and deposits and interest income.

•	The extent of defaults and losses on our loan portfolio.

•	Unexpected difficulties or unanticipated developments related to the Company’s strategy of de novo bank formations and openings. De novo banks typically require 13 to 24 months of operations before becoming profitable, due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets.

•	The ability of the Company to obtain liquidity and income from the sale of premium finance receivables in the future and the unique collection and delinquency risks associated with such loans.

•	Failure to identify and complete acquisitions in the future or unexpected difficulties or unanticipated developments related to the integration of acquired entities or assets into the Company.

•	Legislative or regulatory changes or actions, or significant litigation involving the Company.

•	Changes in general economic conditions in the markets in which the Company operates.

•	The ability of the Company to receive dividends from its subsidiaries.

•	The loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank.

•	The ability of the Company to attract and retain senior management experienced in the banking and financial services industries.

•	The risk that the terms of the U.S. Treasury Department’s Capital Purchase Program could change.

•	The other risk factors set forth in the Company’s filings with the Securities and Exchange Commission.
          Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: September 16, 2009

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